Business Combinations	12 Months Ended
Mar. 31, 2024
Business combinations [Abstract]
Business Combinations	Business Combinations

Accounting Policy

A business combination is a transaction or event in which an acquirer obtains control of one or more businesses and is accounted for using the acquisition method. The total consideration paid for the acquisition is the aggregate of the fair values of assets acquired, liabilities assumed, and equity instruments issued in exchange for control of the acquiree at the acquisition date. The acquisition date is the date when the Company obtains control of the acquiree. The identifiable assets acquired and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where IFRS provides exceptions to recording the amounts at fair value. Goodwill represents the difference between the fair value of total consideration paid and the fair value of the net identifiable assets acquired. Acquisition costs incurred are expensed through the consolidated statements of loss and comprehensive loss.

Contingent consideration is measured at its acquisition date fair value and is included as part of the consideration transferred in a business combination, subject to the applicable terms and conditions. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IFRS 9 Financial Instruments with the corresponding gain or loss recognized in profit or loss.

Based on the facts and circumstances that existed at the acquisition date, management will perform a valuation analysis to allocate the purchase price based on the fair values of the identifiable assets acquired and liabilities assumed on the acquisition date. Management has one year from the acquisition date to confirm and finalize the facts and circumstances that support the finalized fair value analysis and related purchase price allocation. Until such time, these values are provisionally reported and are subject to change. Changes to fair values and allocations are retrospectively adjusted in subsequent periods.

In determining the fair value of all identifiable assets acquired and liabilities assumed, the most significant estimates generally relate to contingent consideration, intangible assets and property, plant and equipment. Management exercises judgment in estimating the probability and timing of when earn-out milestones are expected to be achieved, which is used as the basis for estimating fair value. Identified intangible assets are fair valued using appropriate valuation techniques which are generally based on a forecast of the total expected future net cash flows of the acquiree. Valuations are highly dependent on the inputs used and assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied. Property, plant and equipment are fair valued using a combination of the cost approach and sales comparison approach. The significant assumptions used were the replacement costs and rate per acre in the fair value measurement of the acquired land and replacement cost per square foot in the fair value measurement of the acquired buildings.

Acquisitions that do not meet the definition of a business combination are accounted for as asset acquisitions. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Asset acquisitions do not give rise to goodwill.

MedReleaf Australia

On February 7, 2024, a wholly owned subsidiary of the Company acquired the remaining 90.43% interest in Indica Industries Pty Ltd (“MedReleaf Australia” or “MRA”) an Australian domiciled company, for total purchase price consideration of approximately $44.7 million (AUS$51.0 million), comprised of cash consideration of approximately $8.2 million (AUS$9.5 million) and issuance of Common Shares of 6,948,994(1) with a fair value of $36.5 million (AUS$41.6 million). Given the Company’s ownership interest of 9.57% prior to the acquisition, the Company applied step acquisition accounting requiring a disposal of its current position based on the fair value of its ownership interest immediate before acquisition. As a result the Company recognized a gain on disposal of $4.7 million (AUS$5.4 million), recorded as other comprehensive income in the consolidated statements of loss and comprehensive loss with a corresponding increase to the total purchase price consideration. The Company acquired the remaining interest in MRA to secure its distribution and market share in a key export market.

The total purchase price consideration includes cash held in escrow of approximately $0.8 million (AUS$0.9 million) for working capital and specified indemnifications obligations and 676,579 Common Shares with a fair value of $3.6 million (AUS$4.0 million) on closing, held in escrow. The indemnification period is up to one year following the close of the transaction, with an exception for certain tax superannuation claims, which expire five years from closing, and certain other specified claims that survive until the applicable statute of limitations. Total transactions costs of $2.2 million were expensed to acquisition costs in the consolidated statements of loss and comprehensive loss. The working capital and indemnity cash consideration held in escrow has been recorded as restricted cash with a corresponding increase to accounts payable and accrued liabilities on the consolidated statements of financial position. The common shares held in escrow have been recorded as an obligation to issues shares in the consolidated statements of changes in equity.

Goodwill arising from the acquisition represents future income, projected growth in the Australian marketplace, and other intangibles that do not qualify for separate recognition. The goodwill will be allocated to the Cannabis Operating segment.

The initial purchase price was provisionally allocated based on the Company’s estimated fair value of the identifiable assets acquired and the liabilities assumed on the acquisition date. The values assigned, including the related goodwill and deferred tax assets and liabilities, are therefore preliminary and subject to change.

Provisional Allocation at Acquisition
Cash paid	8,249
Common shares issued	36,482
Total purchase price for remaining 90.43% interest	44,731
Fair value of existing ownership	4,734
Total fair value of consideration	49,465

Preliminary fair value of net identifiable assets
Cash	5,710
Accounts receivable	4,785
Inventory	10,464
Prepaid expenses and other current assets	80
Property, plant and equipment	1,795
Intangible assets:
Licenses	5,500
Brand	7,500
35,834

Accounts payable and accrued liabilities	10,206
Income taxes payable	317
Lease liability	311
10,834

Provisional purchase price allocation
Net identifiable assets acquired	25,000
Goodwill	24,465
49,465

Net cash outflows
Cash consideration paid	(8,249)
Cash acquired	5,710
(2,539)

For year ended March 31, 2024, MedReleaf Australia accounted for $2.8 million in revenue and $0.9 million in net loss since the February 7, 2024 acquisition date. If the acquisition had been completed on April 1, 2023, the Company estimates that MedReleaf Australia would have accounted for $44.4 million in revenue and $6.1 million in net profit for the year ended March 31, 2024.

Bevo Agtech Inc.

On August 25, 2022, a wholly-owned subsidiary of the Company acquired a 50.1% controlling interest in Bevo Agtech Inc, the sole parent of Bevo Farms Ltd., (“Bevo”) one of the largest suppliers of propagated vegetables and ornamental plants in North America. The transaction included initial consideration of $44.8 million consisting of $38.8 million paid in cash, $3.0 million paid into escrow for indemnity holdback, and $3.0 million paid into escrow relating to performance holdback, which are released upon Bevo meeting certain financial targets. The performance holdback payable was measured at fair value of $2.2 million. The total cash consideration of $6.0 million paid into escrow has been recognized as an increase in restricted cash, with a corresponding increase of $3.0 million in accounts payable and accrued liabilities related to the indemnity holdback; $2.2 million in contingent consideration payable related to the performance holdback and $0.8 million in goodwill on the consolidated statements of financial position.

Additional consideration of up to $12.0 million as a potential earnout amount is payable in cash or Common Shares at the election of the Company, subject to Bevo successfully achieving certain financial milestones at its Site One facility in Langley, British Columbia for the period up to December 31, 2025. The additional consideration was measured at fair value and recognized as an increase of $0.7 million in contingent consideration payable, with a corresponding increase in goodwill, on the consolidated financial statements of financial position.

In connection with the potential earnout, the Company has pledged 6,596,761 of Bevo common shares owned by the Company as security to the non-controlling shareholders of Bevo.
The transaction includes call options such that the Company and certain non-controlling shareholders of Bevo may acquire additional Common Shares of Bevo based on Bevo’s EBITDA performance and in the event of an Adverse Change of Control, as defined in the Bevo shareholders agreement. The call options are derivative instruments measured at fair value on the date of acquisition with subsequent changes recognized in net loss. The fair value of the call options at the date of acquisition were determined to be nominal in the provisional purchase price allocation.

In addition, the transaction includes a put option with certain non-controlling shareholders of Bevo such that the Company is required to purchase up to an additional 40.4% of the common shares of Bevo based on Bevo’s achievement of certain future EBITDA performance targets. As a result, the Company recognized a financial liability of $48.0 million on the date of acquisition at the present value of the amount payable on exercise of the put option. The put option was valued at the date of acquisition using a discounted cash flow model and is valued subsequently using a Monte Carlo simulation. The determination relies on forecasted information, of which the significant assumptions used within the model are revenue, cost of sales and operating expenses. Since the Company has elected to use the present-access method and measure the NCI of the proportionate share of the net assets in Bevo, the fair value of the put option is not included in the purchase price allocation.

During the year ended March 31, 2024, the indemnity holdback of $3.0 million was paid out of escrow with a corresponding decrease in restricted cash. Additionally, the performance holdback became payable in the amount of $3.0 million, the fair value at the date of determination.

	Provisional allocation at acquisition	Adjustments	Final
Cash paid	38,844	—	38,844
Performance holdback	2,153	—	2,153
Indemnity holdback	3,000	—	3,000
Contingent consideration	749	—	749
	44,746	—	44,746

Preliminary fair value of net identifiable assets
Cash	54	—	54
Accounts receivable	3,317	—	3,317
Biological assets	4,873	(403)	4,470
Inventory	4,366	—	4,366
Prepaid expenses and other current assets	749	—	749
Property, plant and equipment	92,887	—	92,887
Intangible assets			—
Customer relationships	5,600	—	5,600
Software	247	—	247
	112,093	(403)	111,690

Accounts payable and accrued liabilities	3,699	—	3,699
Income taxes payable	1,660	(1,744)	(84)
Deferred revenue	151	—	151
Loans and borrowings	39,934	(237)	39,697
Deferred tax liability	14,762	1,509	16,271
	60,206	(472)	59,734

Provisional purchase price allocation
Net identifiable assets acquired	51,887	69	51,956
Non-controlling interest	(25,891)	(34)	(25,925)
Goodwill	18,750	(35)	18,715
	44,746	—	44,746

Net cash outflows
Cash consideration paid	(38,844)	—	(38,844)
Cash acquired	54	—	54
	(38,790)	—	(38,790)

Goodwill arising from the acquisition represents future income and growth, and other intangibles that do not qualify for separate recognition. The goodwill arising on this acquisition is expected to be fully deductible for tax purposes.
Based on Management’s review of relevant information received after the acquisition date for circumstances that existed at the acquisition date, adjustments were made to the fair value of the net identifiable assets acquired and liabilities assumed. As such, the initial purchase price previously reported was provisionally allocated based on the Company’s estimated fair value of the identifiable assets acquired and the liabilities assumed on the acquisition date. As at March 31, 2023, Management finalized its purchase price allocation for the fair value of identifiable assets acquired and liabilities assumed and the resulting allocation of goodwill.

In connection with the acquisition of Bevo, the Company recognized non-controlling interests in Bevo of $25.9 million, which represents the non-controlling interest portion of 49.9% of the fair value of the net identifiable assets acquired.

As a result of the transaction, the Company recognized a deferred tax asset of $16.3 million with a corresponding recovery of deferred taxes on the consolidated statements of loss and comprehensive loss.

Transaction costs directly related to the acquisition of Bevo for $1.0 million was expensed to acquisition costs in the consolidated statements of loss and comprehensive loss.
Goodwill arising from the acquisition represents expected synergies, future income and growth, and other intangibles that do not qualify for separate recognition. The goodwill arising on this acquisition is expected to be fully deductible for tax purposes.